RALI 05-QO2
							No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately
Scenario:	Static base						offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing
	Class	b/e CDR	Cum loss%	DM*	WAL	Mod Dur*	any such securities should make their investment decision based only upon the information provided therein and consultation
	A1	6.11	9.34	97	3.87	3.25	with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This
	M1	2.98	5.06	122	15.28	10.05	material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where
							such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not
							represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient
Scenario:	Static slow						agrees that it will not distribute or provide the material to any other person.The information contained in this material may not
	Class	b/e CDR	Cum loss%	DM*	WAL	Mod Dur*	pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions
	A1	3.47	10.14	113	7.64	5.63	regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness
	M1	1.46	4.82	122	17.21	10.75	of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and
							this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees,
							including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions
Scenario:	Static fast						in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within
	Class	b/e CDR	Cum loss%	DM*	WAL	Mod Dur*	the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement
	A1	21.34	8.65	9	1.04	0.99	previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain
	M1	5.18	2.32	114	2.73	2.46	to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material
							is current as of the date appearing on this material only. Information in this material regarding the assets backing any
							securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether
Scenario:	Ramp + 100 slow						regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in
	Class	b/e CDR	Cum loss%	DM*	WAL	Mod Dur*	the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.
	A1	4.51	9.35	107	5.38	4.29	Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that
	M1	2.90	6.34	122	14.17	9.02	are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Goldman, Sachs & Co. trading desk at 212-902-2856.

Scenario:	Ramp + 100

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this communication is preliminary and is subject to completion or change. The information in this communication supersedes information contained in any prior similar communication relating to these securities. This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

	Class	b/e CDR	Cum loss%	DM*	WAL	Mod Dur*

We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

	A1	5.43	9.45	103	4.54	3.78

Any discussion of U.S. Federal Tax issues set forth in this Term Sheet was written to support the promotion and marketing of the Offered Certificates. Such discussion was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding an U.S. federal tax penalties that may be imposed on such person. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

	M1	3.52	6.41	121	8.95	6.67	This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Scenario:	Ramp + 200
	Class	b/e CDR	Cum loss%	DM*	WAL	Mod Dur*
	A1	5.38	9.44	103	4.59	3.72
	M1	3.49	6.41	120	8.95	6.39

Scenario:	Ramp - 100
	Class	b/e CDR	Cum loss%	DM*	WAL	Mod Dur*
	A1	5.70	9.48	103	4.34	3.83
	M1	3.69	6.43	121	8.90	7.26

*101 price for A1, 100 for M1